                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                       DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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
                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                         (FORMERLY EDUDATA CORPORATION)

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 24, 1997

                            ------------------------

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., formerly EDUDATA CORPORATION (the "Company"), will be held at the offices of the Company's counsel, Troop Meisinger Steuber & Pasich, LLP, at 10940 Wilshire Boulevard, Suite 800, Los Angeles, California, on March 24, 1997, at 10:00 a.m., Los Angeles time, for the following purposes:

        1. To elect the directors of the Company each to hold office for one year and until respective successors are elected;

        2. To approve an Amended and Restated Certificate of Incorporation to effectuate a one-for-1.33333333 reverse stock split of the Company's issued and outstanding Common Stock;

        3.  To approve the Company's 1997 Stock Incentive Plan; and

        4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

    Only holders of record of the Common Stock of the Company at the close of business on February 5, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and adjournment(s) thereof.

    All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.
                                        ________________________________________

                                          Robert H. Gurevitch

                                          Chairman of the Board of Directors

Westlake Village, CA 91362
March   , 1997

    IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 24, 1997

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the offices of the Company's counsel, Troop Meisinger Steuber & Pasich, LLP, located at 10940 Wilshire Boulevard, Suite 800, Los Angeles, California 90024, on March 24, 1997 and any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

    All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as indicated on the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

    The close of business on February 5, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the record date, 2,985,537 shares of the Company's Common Stock, par value $.01 per share, were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the meeting. At the record date, the Company had approximately 244 stockholders of record. The Company is informed and believes that there are approximately 400 beneficial holders of the Company's Common Stock. A stockholder is entitled to cast one vote for each share of Common Stock held on the record date (each a "Share") on all matters to be considered at the Annual Meeting. Abstentions and shares held by brokers that are prohibited from exercising discretionary authority will be counted as present for the purposes of determining if a quorum is present. With respect to the proposal to approve the Company's 1997 Stock Incentive Plan, abstentions will have the same effect as a no vote and broker non-votes will be disregarded.

    The Company's principal executive offices are located at 200 North Westlake Boulevard, Suite 202, Westlake Village, California 91362 and its telephone number is (805) 381-2700. This Proxy Statement and the accompanying Proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about
March   , 1997.

                             ELECTION OF DIRECTORS

    In accordance with the Amended and Restated Certificate of Incorporation and the Bylaws of the Company, the Board of Directors is elected at each annual meeting of the stockholders of the Company. The Bylaws of the Company provide that the Board of Directors shall consist of three directors, but may be increased or decreased from time by resolution of the then authorized number of directors. The Board of Directors currently consists of three directors.

    Effective February 5, 1997, Hiroki Umezaki and Gerald K. Kitano resigned from the Board of Directors and neither of Mr. Umezaki and Mr. Kitano are standing for re-election to the Board. On February 11, 1997, the remaining directors, Robert H. Gurevitch and Marvin H. Kleinberg appointed Ronald E. Wittman, the Company's Chief Financial Officer, as a third director to serve on a temporary basis until the Annual Meeting at which their successors will be elected.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponement or adjournment thereof, the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy. The Company has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

BOARD RECOMMENDATION AND REQUIRED VOTE

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW

    The Board of Directors proposes the election of the following nominees as directors:
      Robert H. Gurevitch
     Marvin H. Kleinberg
     Jack D. Preston

    If elected, each nominee is expected to serve until to 1998 Annual Meeting of the Stockholders. The affirmative vote of a plurality of the Shares present in person or represented by proxy at the Annual Meeting and voting on the election of the directors is required for the election of each of the above named nominees.

INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to the nominees and executive officers of the Company as of December 31, 1996.

                        EXECUTIVE OFFICERS AND DIRECTORS

    The executive officers and directors of the Company are as follows:

NAME                         AGE      POSITION
-----------------------      ---      ---------------------------------------------------------------
Robert H. Gurevitch              55   Chairman of the Board of
                                      Directors/Chief Executive
                                      Officer/President/Secretary
Marvin H. Kleinberg              68   Director
Ronald E. Wittman                50   Chief Financial Officer/Director
Dewey Perrigo                    43   Vice President of Sales
Merle Roberts                    47   Vice President of Manufacturing

    MR. GUREVITCH has been Chairman of the Board, Chief Executive Officer and President of the Company since March 1996, and was appointed Secretary of the Company in February 1997. Mr. Gurevitch founded Dental Medical Diagnostic Systems, LLC ("DMD") in October 1995 and was its Chief Executive Officer until it was acquired by the Company. From November 1994 until February 1995, Mr. Gurevitch served as Chief Executive Officer of Dycam, Inc., a manufacturer and marketer of digital cameras. From 1987 until his retirement in August 1993, Mr. Gurevitch served as Chief Executive Officer and Chairman of the Board at New Image Industries, Inc. ("New Image"), a manufacturer and distributor of intraoral cameras.

    MR. KLEINBERG has been a director of the Company since March 1996. Mr. Kleinberg is a founding partner of the law firm Arant, Kleinberg, Lener & Ram LLP, and has been a member of that law firm and its various predecessors since 1980. Mr. Kleinberg has practiced in the area of intellectual property law since 1954. Mr. Kleinberg serves as an adjunct lecturer in Patent Law at the Franklin Pierce Law Center and is on the advisory council of the PTC Foundation, which publishes "IDEA."

    MR. WITTMAN has been the Chief Financial Officer of the Company since September 1996. Mr. Wittman was also elected director of the Company in February 1997 but is not seeking re-election. From September 1994 to September 1996, Mr. Wittman was the Vice President of Finance and Administration and the Chief Financial Officer of FMS Corporation, a manufacturer of defense related products which declared bankruptcy in 1995. Mr. Wittman served as Corporate Controller of Whittaker Corporation, an aerospace, defense electronics and manufacturing corporation from May 1993 to September 1994. From 1987 to May 1993, Mr. Wittman served as Corporate Controller at DAK Industries, a manufacturer and distributor of consumer electronics, computers, and computer software.

    MR. PERRIGO has served as the Company's Vice President of Sales since March 1996. Commencing in October 1995, he served in the same capacity at DMD. From 1988 through September 1995, Mr. Perrigo served as the Director of Sales of New Image.

    MR. ROBERTS joined the Company in February 1996 as Director of Operations. On July 1, 1996, he was promoted to Vice President of Manufacturing. From 1988 until May 1994, Mr. Roberts served as Materials Manager for Advanced Interventional Systems, a medical laser manufacturer. From June 1994 until January 1996 Mr. Roberts was an independent consultant providing materials, management and purchasing services to a variety of businesses. Mr. Roberts has taught material management and related subjects at several Southern California colleges and universities, and has served as a professional consultant on these topics.

NOMINEE FOR DIRECTOR OF THE COMPANY

    Jack D. Preston, D.D.S. has been The Don and Sybil Harrington Foundation Professor of Esthetic Dentistry at the University of Southern California School of Dentistry since 1979 where he is also the Chairman of the Department of Oral and Maxillofacial Imaging and the Director of Informatics. Dr. Preston is also currently a Diplomate of the American Board of Prosthodontics as well as the Editor-in-Chief of the International Journal of Prosthodontics. Dr. Preston is an international lecturer on various aspects of dentistry, an author of three textbooks and numerous articles and invited chapters, and is widely considered to be a leading expert on current and future applications of computer technology in dentistry.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company maintained an Audit Committee consisting of Mr. Umezaki and Mr. Kitano. The Board intends to appoint Mr. Kleinberg and Dr. Preston to serve as independent directors on the Audit Committee. The Audit Committee reviews with the Company's independent accountants, the scope and timing of their audit services, any other services they are asked to perform, and the report of independent accountants on the Company's financial statements following completion of their audit of the Company's financial statements. In addition, the Audit Committee makes an annual recommendation to the Board of Directors concerning the appointment of independent accountants for the coming year.

    The Board of Directors also intends to establish a Compensation Committee. The Compensation Committee will be comprised of Messrs. Gurevitch and Kleinberg and Dr. Preston, and shall be responsible for the review of compensation and benefits paid to the Company's executive officers and the review of general policy matters relating to compensation and benefits of all of the Company's employees. Pursuant to that certain Underwriting Agreement between the Company and M. H. Meyerson & Co., Inc., in connection with the proposed offering of the Company's securities (the "Offering"), for a period of three years from the date of the closing of the Offering, all compensation and other arrangements between the Company and its executive officers, directors and affiliates must be approved by the Compensation Committee, a majority of whose members must be independent.

DIRECTOR COMPENSATION

    The Company's directors received no cash compensation for serving as directors in 1996. During 1996, each member of the Board of Directors was granted a fully vested option to purchase 5,120 shares of the Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Effective April 1997, the Company plans to compensate its independent directors in the form of a $500 fee for each attendance at a formal meeting of the Board of Directors. In addition, the Company intends to (i) pay all expenses paid by its directors for travel, etc. which are directly related to Company business and are within the scope of their positions with the Company, and (ii) grant options to each of its directors, as compensation for serving as directors. The Company proposes to grant Dr. Preston options to purchase 30,000 shares of Common Stock. Such options would vest over a three-year period at the rate of 10,000 shares per year from the date of grant and would be exercisable at a price not less than eighty-five percent (85%) of the average bid price for the two weeks prior to the date of grant.

EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation paid by the Company during the year ended December 31, 1996 to Robert H. Gurevitch, the principal executive officer of the Company, and each of the Company's most highly compensated executive officers whose salary and bonus exceeded $100,000 during such year ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                       COMPENSATION
                                                                                         NUMBER OF
                                              YEAR ENDED       ANNUAL COMPENSATION      SECURITIES
                                             DECEMBER 31,    ------------------------   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                      1996           SALARY       BONUS      OPTIONS(1)    COMPENSATION
------------------------------------------  ---------------  ------------  ----------  -------------  -------------
Robert H. Gurevitch.......................          1996      $  152,300       --            5,120      $   1,400
  Chairman of the Board of Directors,
    Chief Executive Officer, President,
    and Secretary
Dewey Perrigo.............................          1996         103,800       --           34,133          2,700
  Vice President of Sales

------------------------

(1) Certain of the officers of the Company routinely receive other benefits from the Company, including travel reimbursement, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during fiscal 1996, did not exceed the lesser of $50,000 or 10% of the compensation set forth above as to any named individual.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company and Mr. Gurevitch have entered into an agreement whereby Mr. Gurevitch has agreed to serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until October 1, 1999. Mr. Gurevitch's compensation will include salary at a minimum annual base compensation rate of $180,000 prior to March 1, 1997 and $275,000 thereafter, plus a car allowance and a standard benefits package. Pursuant to the terms of that agreement, Mr. Gurevitch may not have any ownership interest, or participate in any way, in any venture which competes with the Company for a period of three years after the termination of that agreement; PROVIDED, HOWEVER, that the Company must pay Mr. Gurevitch a fee of $10,000 annually for each of the three years in consideration for this non-competition agreement.

    The Company has also entered into an agreement with Mr. Perrigo pursuant to which Mr. Perrigo has agreed to serve as the Company's Director of Sales until October 1, 1999. Mr. Perrigo's compensation will include salary at a minimum annual base compensation rate of $100,000 prior to March 1, 1997 and $150,000 thereafter, plus a car allowance and a standard benefits package.

OPTIONS GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 1996 to the executive officers named in the Summary Compensation Table ("Named Executive Officers").

                             OPTION GRANTS IN 1996

                                                                              INDIVIDUAL GRANTS
                                                      ------------------------------------------------------------------
                                                       NUMBER OF     PERCENT OF TOTAL
                                                      SECURITIES      OPTIONS GRANTED
                                                      UNDERLYING      TO EMPLOYEES IN
                                                        OPTIONS      TEN-MONTH PERIOD     EXERCISE OF BASE   EXPIRATION
NAME                                                    GRANTED      ENDED DECEMBER 31      PRICE ($/SH)        DATE
----------------------------------------------------  -----------  ---------------------  -----------------  -----------
Robert H. Gurevitch.................................       5,120                4%            $     .88        03/04/01
Dewey Perrigo.......................................      34,133               24%                 2.93        03/31/06

    No options were exercised by the Named Executive Officers during the year ended December 31, 1996. The following table shows the number of shares covered by both exercisable and unexercisable employee stock options, as of December 31, 1996.

                         FISCAL YEAR END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                    OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                                                DECEMBER 31, 1996           DECEMBER 31, 1996
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Robert H. Gurevitch.......................................       5,120        --         $  21,760        --
Dewey Perrigo.............................................      34,133        --            75,092        --

CERTAIN TRANSACTIONS WITH MANAGEMENT

    In October 1996, the Company entered into an agreement with Boston Marketing Company, Ltd. ("Boston Marketing") pursuant to which the Company obtained worldwide marketing rights in the dental market for the CCU processor and the CCD chip (together, a "Teli Unit") used in the Company's TeliCam System as well as the right to use the "TeliCam" trademark. At the time the Company entered into this agreement, Hiroki Umezaki was an officer, director and principal stockholder of the Company and is a substantial stockholder and the President of Boston Marketing. At December 31, 1996, the Company owed Boston Marketing approximately $247,500 in connection with Teli Units purchased by the Company prior to that date. From March 3, 1996 to December 31, 1996, the Company purchased 2,509 Teli Units at an aggregate cost of $1,881,750 from Boston Marketing. In addition, the Company had an agreement with Mr. Umezaki pursuant to which he was to receive a 15% commission on all sales made by the Company in Asia, except Japan in which his commission was to be 12%. This agreement resulted in Mr. Umezaki earning $15,000 in commissions through December 31, 1996. This agreement has been orally amended to provide that Mr. Umezaki shall receive a 12% commission on sales made in Japan only. This oral agreement is currently being documented with these changed terms and the Company believes that the new agreement will be signed with the new terms as described above.

    From December 1995 through February 1996, Robert H. Gurevitch, Chairman of the Board and Chief Executive Officer of the Company, and Boston Marketing, an affiliate of Mr. Umezaki, each loaned the Company $177,015 and $200,000, respectively. The promissory notes evidencing such loans bear interest at 6% per annum and were originally payable within six months. On February 26, 1996, the Company repaid $50,000 to each of Mr. Gurevitch and Boston Marketing. No interest has been paid on the remaining principal balance of these notes although interest has been accrued on the Company's books. In November 1996, Mr. Gurevitch and Boston Marketing each agreed to extend the term of their respective notes until the earlier to occur of: (i) twenty-four months following the closing of the Bridge Financing; (ii) at such time as the Company receives proceeds from the sale of the Common Stock in connection with this Offering; and
(iii) the repayment of the Bridge Notes in full. A portion of the proceeds of this Offering will be used to satisfy these obligations. In addition, on April 11, 1996, Boston Marketing loaned the Company an additional $25,000 under similar terms ("April Loan"). The April Loan was repaid in full on August 26, 1996.

    Mr. Gurevitch and Mr. Umezaki have guaranteed the performance by the Company under the Company's leases for its Irvine and Westlake premises, and Mr. Gurevitch has also personally guaranteed the Company's credit card processing agreement with the Checkfree Corporation. The Company intends to attempt to obtain releases from the recipients of each of these guarantees and it is possible that the elimination of the availability of these guarantees may require the Company to post collateral or incur increased expense.

    The Company has adopted a policy whereby all future transactions between the Company and its officers, directors, principal stockholders or affiliates will be approved by a committee of the Board of Directors, a majority of the members of which shall be independent directors, or, if required by law, a majority of disinterested directors, and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that during the year ended December 31, 1996, all relevant Section 16(a) filing requirements were complied with, provided, however, that the Company has no information with respect to any such required filings made by Paul D. Koether who owned 8.2% of the Company's outstanding securities as of December 31, 1996, but was a greater-than-ten-percent stockholder during the 1996 Fiscal Year.

                  PROPOSAL TO EFFECTUATE A REVERSE STOCK SPLIT

    The Board of Directors has declared it advisable and in the best interests of the Corporation to effect a one-for-1.33333333 secondary reverse split (the "Secondary Reverse Split") of the shares of Common Stock issued and outstanding on the Effective Date (as hereinafter defined), and the shares of Common Stock underlying outstanding options and other rights granted by the Corporation on or prior to the Effective Date.

    This Secondary Reverse Split is proposed in addition to the one-for-2.197317574 reverse stock split which was effected in accordance with that certain Information Statement dated November 29, 1996 which was distributed to the stockholders (the "Primary Reverse Split"), pursuant to which an Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on January 13, 1997 (the "Primary Amended and Restated Certificate").

    The Board of Directors has elected to provide for such Secondary Reverse Split in a new Article FIFTH of a secondary Amended and Restated Certificate of Incorporation, the form of which is attached hereto as ANNEX "A" (the "Secondary Amended and Restated Certificate"). The Secondary Amended and Restated Certificate contains no further changes to the Primary Amended and Restated Certificate. Please be advised that, although stockholders have already received a Letter of Transmittal regarding the exchange of stock certificates pursuant to the Primary Reverse Split, the Company's transfer agent has been instructed by the Company to await the determination of the Secondary Reverse Split by the stockholders, and will issue new certificates upon such determination as the Company shall direct them.

    PURPOSES OF THE PROPOSED SECONDARY REVERSE SPLIT

    The Board of Directors believes that the Secondary Reverse Split is in the best interests of the Corporation and the stockholders for several reasons. On February 28, 1997, the Corporation filed with the Securities and Exchange Commission a Registration Statement on Form SB-2 in connection with the proposed public offering (the "Proposed Offering") by the Corporation of up to 1,500,000 Shares of Common Stock and 1,500,000 Redeemable Common Stock Purchase Warrants. The Board of Directors believes that the Secondary Reverse Split may enhance the acceptability of the Common Stock by the financial community and the investing public and thereby assist in the Proposed Offering. In connection with the Proposed Offering, the Company has applied for listing on NASDAQ's SmallCap Market. One of the requirements for inclusion on the SmallCap Market is a per share market price of $4.00 or more. The Corporation hopes that the reduction in the number of issued and outstanding shares of Common Stock caused by the Secondary Reverse Split will result in an increase in the market price per share of the Common Stock.

    The Board of Directors also hopes that the Secondary Reverse Split will result in a broader market for the Common Stock than that which already exists. A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stock economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon the holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The Secondary Reverse Split may result in a price level for the Common Stock that will reduce to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. The expected increased price level may also encourage interest and trading in the Common Stock and possibly promote greater liquidity for the stockholders.

    However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the Corporation will successfully consummate the Proposed Offering, or that such price will either exceed or remain in excess of the current market price. The ability of the Corporation to successfully accomplish the Proposed Offering on acceptable terms and at acceptable pricing levels depends on a number of factors over which the Corporation has no control including, without limitation, capital market conditions generally, competitive conditions in the Corporation's own markets, the ability of underwriters selected by the Corporation to successfully market and sell the securities offered in the Proposed Offering and public acceptance of the Corporation's securities. Further, there is no assurance that the market for the Common Stock will be improved by the Secondary Reverse Split. Stockholders should note that the Board of Directors cannot predict what effect the Secondary Reverse Split will have on the market for the Common Stock.

    IMPLEMENTATION OF THE SECONDARY REVERSE STOCK SPLIT

    The effect of the Secondary Reverse Split upon holders of the Common Stock or options or other rights to acquire the Common Stock will be that, effective as of March 24, 1997 ("the Effective Date"), the shares of Common Stock that are issued and outstanding on the Effective Date, and the shares of Common Stock underlying outstanding options and other rights granted by the Corporation on or prior to the Effective Date, will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned or underlying immediately prior to the Secondary Reverse Split divided by 1.33333333, adjusted, as described below, for any fractional shares; and the stockholder's percentage ownership interest in the Corporation and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of the Common Stock will be substantially unaffected by the Secondary Reverse Split. No fractional shares will be issued pursuant to the Secondary Reverse Split. Rather, the Company will pay in cash to the stockholders of record the fair market value of any resulting fractions of a share, which value shall be equal to the average of the closing price of the Company Common Stock, as reported by NASDAQ Trading and Market Services, over the ten (10) trading day period commencing fifteen (15) trading days and ending five (5) trading days prior to the Effective Date.

    The Secondary Reverse Split may result in some of the stockholders owning "odd-lots" of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

    As soon as practicable after the Effective Date, the stockholders will be notified and required to exchange their stock certificates for new certificates representing the shares of new Common Stock. Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Corporation's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates if there is no change in the name of the registered holder.

    FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences is based upon present federal tax laws and does not purport to be a complete discussion of such consequences. ACCORDINGLY, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECT OF THE REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

    The exchange of shares of pre-Secondary Reverse Split Common Stock for shares of post-Secondary Reverse Split Common Stock will not result in recognition of gain or loss. The holding period of the shares of post-Secondary Reverse Split Common Stock will include the stockholder's holding period for the shares of pre-Secondary Reverse Split Common Stock exchanged therefor, provided that the shares of pre-

Secondary Reverse Split Common Stock were held as a capital asset. The adjusted basis of the shares of post-Secondary Reverse Split Common Stock will be the same as the adjusted basis of the shares of pre-Secondary Reverse Split Common Stock exchanged therefor.

BOARD RECOMMENDATIONS AND REQUIRED VOTE

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF A ONE-FOR-1.33333333 REVERSE SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY.

    The Board has unanimously approved the Secondary Reverse Split. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is required for the approval of the Secondary Reverse Split. With respect to the Secondary Reverse Split, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes will not be counted as votes cast for or against the approval of the Secondary Reverse Split.

                    PROPOSAL TO APPROVE THE ADOPTION OF THE
                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                           1997 STOCK INCENTIVE PLAN

    INTRODUCTION. The proposed DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. 1997 Stock Incentive Plan (the "1997 Plan") was adopted by the Company's Board of Directors (the "Board") effective as of February 11, 1997, subject to the approval of the 1997 Plan by the stockholders of the Company and qualification of the 1997 Plan with the California Department of Corporations. The 1997 Plan provides for the grant of stock awards to directors, employees, officers and consultants of the Company. At February 27, 1997, approximately 50 persons were eligible to participate in the 1997 Plan. Subject to adjustment for future stock splits, stock dividends and other similar events, and as adjusted after the one-for-2.197317574 reverse stock split and the proposed one-for-1.33333333 reverse stock split referenced in this Proxy Statement, 350,000 shares of the Company's Common Stock are available for awards under the 1997 Plan. As of February 27, 1997, no awards had been granted under the 1997 Plan.

    The following sections summarize the principal features of the 1997 Plan, a copy of which is attached as Annex "B" to this Proxy Statement. Although this Proxy Statement contains a summary of the principal features of the 1997 Plan, this summary is not intended to be complete and reference should be made to Annex "B" to this Proxy Statement for the complete text of the 1997 Plan. All capitalized terms not defined herein shall have the definitions attributed to such terms in the 1997 Plan.

    PURPOSE. The purpose of the 1997 Plan is to (i) provide a means by which directors, officers and employees of or consultants to the Company, and any of its present or future parent or subsidiary corporations ("Affiliates"), may be given an opportunity to benefit from increases in value of the Common Stock through the granting of stock awards, (ii) retain the services of persons who are now directors, officers, employees or consultants of the Company, (iii) secure and retain the services of new directors, officers, employees and consultants, and (iv) provide incentives for such persons to exert maximum efforts for the success of the Company.

    ADMINISTRATION. The 1997 Plan will be administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two members (the "Committee"), and at least two of the members of the Committee shall be non-employee directors of the Company. The Board shall have power, subject to, and within the limitations of, the express provisions of the 1997 Plan to (i) select the persons to whom awards will be granted, grant the awards, determine the terms and conditions of the awards and the number to be issued, and determine whether an award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a Right to Purchase Restricted Stock, a Stock Appreciation Right, a Re-Load Option or a combination of the foregoing,
(ii) construe and interpret the 1997 Plan and (iii) exercise such powers as the Board deems necessary to promote the best interests of the Company and which are not in conflict with the provisions of the 1997 Plan. If administration is delegated to a Committee, the Committee shall have the powers possessed by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the 1997 Plan.

    ELIGIBILITY. The 1997 Plan provides that Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to directors who are employed by the Company and officers and employees of the Company. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to directors, officers, employees and consultants of the Company. No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the fair market value of the Common

Stock at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date of its grant.

    OPTIONS. Each option shall be approved by the Board and be in such form and shall contain such terms and conditions as the Board shall deem appropriate. No option shall be exercisable after the expiration of ten years from the date it was granted.

    The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date such incentive stock option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date such Nonstatutory Stock Option is granted. The exercise price of Common Stock acquired pursuant to the exercise of an option shall be paid, to the extent permitted by applicable statutes and regulations, in any form of legal consideration that may be acceptable to the Board, including, without limitation, different payment arrangements and/or by delivery to the Company of other shares of Common Stock.

    An Incentive Stock Option shall only be transferable by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person, or in the case of such person's disability by such person's legal representative or guardian. A Nonstatutory Stock Option shall only be transferable by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or any transferee pursuant to a QDRO.

    The Board, in its sole discretion, shall determine the vesting schedule associated with any options. However, in the case of an option for which an exemption from the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "CCSL") is unavailable, the vesting provisions must provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the option from the date the option was granted; PROVIDED, HOWEVER, that options granted to directors, officers or consultants of the Company may vest at a rate of less than twenty percent (20%) per year.

    In the event an optionee's Continuous Status as a director, officer, employee or consultant terminates (other than upon the optionee's death or Disability) (a "Termination"), the optionee may exercise his or her option (to the extent that the optionee is entitled to exercise it at the date of Termination), but only within such period of time as is determined by the Board, which period shall not be longer than ninety days from the date of Termination for an Incentive Stock Option, nor less than thirty days from the date of Termination for an option for which an exemption from the qualification requirements of the CCSL is unavailable; PROVIDED, HOWEVER, that if an optionee is terminated for cause, as defined by the Board, the option may provide for an exercise period shorter than thirty days, or may provide for expiration concurrent with such Termination. If an optionee's Continuous Status as a director, officer, employee or consultant terminates as a result of the optionee's permanent disability, the optionee may exercise his or her option, but only within six months from the date of such Termination (or such longer period, not exceeding twelve months for Incentive Stock Options, as specified in the option), and only to the extent that the optionee was entitled to exercise the option at the date of such Termination (but in no event later than the expiration of the term of such option as set forth in the option). In the event of the death of an optionee, the option may be exercised at any time within six months following the date of death (or such longer period not exceeding twelve months, for Incentive Stock Options, as specified in the option), but in no event later than the expiration of the term of such option as set forth in the option, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the optionee was entitled to exercise the option at the date of death.

    Options granted under the 1997 Plan may include a provision whereby the optionee may elect at any time while a director, officer, employee or consultant to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased shall be subject to a right to repurchase in favor of the Company upon Termination of the optionee.

    The Board may include as part of any option a provision entitling the optionee to a further option (a "ReLoad Option") in the event the optionee exercises the option, in whole or in part, by surrendering other shares of Common Stock. Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board may designate at the time of the grant of the original option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the 1997 Plan. There shall be no ReLoad Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under the 1997 Plan and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the 1997 Plan regarding the terms of the options.

    STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK. The 1997 Plan also provides for the grant of stock bonuses and purchases of restricted stock. Stock Bonuses are grants of Common Stock to participants in the 1997 Plan and do not involve the payment of a purchase price. The award of a right to purchase restricted stock entitles a participant in the 1997 Plan to acquire shares of Common Stock which are subject to certain voting limitations and restrictions at a price which is lower than the fair market value of the Common Stock on the date of the grant of such award. Each stock bonus or restricted stock purchase agreement shall be approved by the Board and be in such form and shall contain such terms and conditions as the Board shall deem appropriate.

    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement. The purchase price of shares of Common Stock for which an exemption from the qualification requirements of the CCSL is unavailable shall be not less than one-hundred percent (100%) of the fair market value of the Common Stock at the date of the grant or the sale; provided, if such shares of Common Stock are granted or sold to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, the purchase price shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the date of grant or sale.

    Rights under a stock bonus or restricted stock purchase agreement shall only be assignable by any participant under the 1997 Plan by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom such rights are granted may, by delivering written notice to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the stock bonus or restricted stock purchase agreement.

    The purchase price of Common Stock acquired pursuant to a restricted stock purchase agreement shall be paid in any form of legal consideration that may be acceptable to the Board in its discretion. The Board may also award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    Shares of Common Stock sold or awarded under the 1997 Plan may be subject to a right to repurchase in favor of the Company upon Termination of the person to whom such shares have been sold or awarded at a repurchase price equal to the original purchase price (or such higher price as the Board may determine to be appropriate). The Board shall provide that such rights to repurchase lapse with respect to such purchased shares pursuant to a schedule determined by the Board; PROVIDED, HOWEVER, that for any stock bonus or restricted stock purchase right for which an exemption from the qualification requirements of the CCSL is unavailable, the Company's right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five years from the date the stock bonus or restricted stock purchase right was granted and such right shall terminate to the extent not exercised within ninety days following Termination of the stockholder/purchaser.

    STOCK APPRECIATION RIGHTS. The Board shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to employees, directors or consultants of the Company or its Affiliates under the 1997 Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of Common Stock.

    Three types of Stock Appreciation Rights shall be available for issuance under the 1997 Plan: Tandem Rights, Concurrent Rights and Independent Rights. Tandem Rights will be granted appurtenant to an option and will require the holder to elect between the exercise of such option for shares of Common Stock and the surrender, in whole or in part, of such option for an appreciation distribution, payable in cash, in an amount equal to (1) the aggregate fair market value (on the date of option surrender) of the number of vested shares of Common Stock under the option (or portion thereof) being surrendered on such date, less (2) the aggregate exercise price of such vested shares of Common Stock. Concurrent Rights will be granted appurtenant to an option and may apply to all or any portion of the shares of Common Stock subject to such option and will be automatically exercised at the same time such option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution, payable in cash, to which the holder of such Concurrent Rights shall be entitled upon exercise of the related option shall be an amount equal to (1) the aggregate fair market value (on the date of option exercise) of the number of vested shares of Common Stock under the option (or portion thereof) being exercised on such date and with respect to which such Concurrent Rights apply, less (2) the aggregate exercise price paid for such vested shares of Common Stock. Independent Rights shall be granted independently of any option and will entitle the holder upon exercise thereof to an appreciation distribution payable in cash in an amount equal to (1) the aggregate fair market value (on the date of the exercise of the Independent Right) of a number of shares of Common Stock equal to the number of vested share equivalents with respect to which the holder is exercising the Independent Right on such date, less (2) the aggregate fair market value (on the date of the grant of the Independent Right) of such number of shares of Common Stock.

    ADJUSTMENTS. With the consent of the affected holders, the Board shall have the authority to reprice outstanding options and stock appreciation rights and to cancel outstanding options and stock appreciation rights and grant new option and/or stock appreciation rights in lieu thereof.

    The 1997 Plan contains a provision which provides that equitable adjustments, as determined by the Board, shall be made in the awards and in the maximum number of options and rights that may be granted to any eligible person in the event of any change in the number of issued shares of Common Stock or other securities then subject to the 1997 Plan which results from any stock split, stock dividend, recapitalization, merger, consolidation, combination of shares, exchange of shares or other similar corporate change or other transaction not involving the receipt of consideration by the Company. Upon the occurrence of certain changes in control events involving the Company, the Board shall have the authority to terminate the awards outstanding under the 1997 Plan or provide for the grant of a substitute security.

    AMENDMENTS. The Board may amend or terminate the 1997 Plan at any time and in any manner. However, unless it relates to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will (i) increase the number of shares of Common Stock reserved for Stock Awards under the 1997 Plan; (ii) modify the requirements as to eligibility for participation in the 1997 Plan to the extent such modification requires shareholder approval in order for the 1997 Plan to satisfy the requirements of Section 422 of the Code; or (iii) modify the 1997 Plan in any other way if such modification requires shareholder approval in order for the 1997 Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

    Additionally, no recipient of any award may, without his or her consent, be deprived of any of his or her rights thereunder or with respect thereto as a result thereto as a result of any such amendment.

    PLAN DURATION. The Board may suspend or terminate the 1997 Plan at any time. Unless sooner terminated, the 1997 Plan shall terminate on March 21, 2007. No Stock Awards may be granted under the 1997 Plan while the 1997 Plan is suspended or after it is terminated. Rights and obligations under any Stock Award granted while the 1997 Plan is in effect shall not be altered or impaired by suspension or termination of the 1997 Plan, except with the written consent of the person to whom the Stock Award was granted.

    FEDERAL INCOME TAX TREATMENT. The following general discussion of federal income tax consequences is only a summary of principal considerations based upon the tax laws and regulations of the United States existing as of the date hereof, all of which may be subject to modification or change at any time, in some cases retroactively. This discussion is also qualified by certain exceptions and the particular circumstances of individual optionees, which may substantially alter or modify the consequences herein discussed. Optionees, in addition, may be subject to state and estate or other taxation.

    The 1997 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit-sharing and other employee benefit plans).

    INCENTIVE STOCK OPTIONS ("ISOS "). With respect to ISOs granted under the 1997 Plan, an optionee generally will not recognize any income upon the grant or the exercise of the option. Upon a subsequent disposition of the stock, the optionee will generally recognize long-term capital gain or loss equal to the difference between the amount paid for the stock and the amount realized on its disposition, provided that the stock is not disposed of for at least two years from the date the option is granted and for at least one year from the date the stock is transferred to the optionee.

    If the stock received pursuant to the exercise of an ISO is disposed of prior to the aforementioned two-year or one-year periods (a "disqualifying disposition"), the optionee will generally recognize ordinary, compensation income upon the making of such disqualifying disposition, in an amount equal to the lesser of (i) the fair market value of the option shares on the exercise date, minus the exercise price, and (ii) the amount realized on the disposition, minus the exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will generally be treated as long-term or short-term capital gain, depending upon whether the shares have been held for more than one year.

    If an optionee exercises an ISO, in whole or in part, with previously acquired stock of the Company, the exchange will not affect the ISO treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired stock to the Company, and the shares of stock received by the optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period for long-term capital gain purposes as such previously acquired stock. (The optionee will not, however, be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements.) Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis of zero and a holding period which commences as of the date of exercise. If the exercise of an ISO is effected using stock previously acquired through the exercise of an ISO, the exchange of such previously acquired shares of stock will be considered a disposition of such stock for the purpose of determining whether a disqualified disposition has occurred.

    When the optionee exercises an ISO granted under the 1997 Plan, the difference between the exercise price paid and the then fair market value of the stock will constitute an "item of adjustment" which may subject the optionee to the alternative minimum tax ("AMT") imposed by Section 55 of the Code. However, if a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included as AMT income is the gain realized on the disposition of the stock. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disposition will not be considered income for AMT purposes. In addition, the basis of the stock for determining gain or loss for AMT purposes will be the exercise price for the stock, increased by the amount that the AMT income was increased due to the earlier exercise of the ISO.

    The Company will generally not be entitled to any federal income tax deduction with respect to ISOs granted or exercised under the 1997 Plan. However, if the optionee makes a "disqualifying disposition," then the Company generally will be entitled to a deduction in the year of such disqualifying disposition in an amount equal to the income includable by the optionee with respect to the transaction.

    Nonqualified Stock Options. An optionee who is granted an option or similar right to acquire Common Stock under the 1997 Plan that does not qualify for ISO treatment (a "nonqualified stock option") will not realize any income upon the grant of such option, but generally will realize ordinary income when the nonqualified stock option is exercised. The amount of income to be recognized by the optionee is equal to the difference between the amount paid for the stock and the fair market value of the stock received. The ordinary income received will constitute compensation for which tax withholding may be required.

    If, however, a profitable sale of the stock subject to a nonqualified stock option under the 1997 Plan could subject the optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, then such optionee will generally recognize ordinary income on the date when such optionee is no longer subject to such liability (or, if earlier, six months from the transfer of the stock to the optionee) in an amount equal to the fair market value of the shares on such date less the exercise price. However, the optionee may elect within thirty days of the date of exercise to recognize ordinary income as of the date of exercise.

    Shares received pursuant to the exercise of a nonqualified stock option granted under the 1997 Plan will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares received generally will begin on the date of exercise or other relevant date. Upon the subsequent sale of such shares, the optionee will generally recognize long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year (and provided that the shares constitute capital assets in the hands of the selling stockholder), in an amount equal to the difference between the selling price and the stockholder's tax basis in the shares sold.

    If an optionee exercises a nonqualified stock option, in whole or in part, with previously acquired stock of the Company, the optionee will recognize ordinary income in the amount by which the fair market value of the stock received by the optionee exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired stock to the Company. Shares of stock received by an optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period as such previously acquired stock. Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis equal to the fair market value of such additional shares of stock as of the date ordinary income is received, and the holding period for such additional shares of stock will commence as of the date of exercise or such other relevant date.

    With respect to the grant and exercise of nonqualified stock options under the 1997 Plan, the Company generally will be entitled to a federal income tax deduction in its tax year within which the optionee recognizes income (that is, the taxable year of the Company in which or with which the optionee's taxable year of income recognition ends) equal to the amount of income recognized by the optionee.

    RESTRICTED STOCK. Awards to eligible persons under the 1997 Plan may include bonuses or other grants of shares that are subject to restrictions or vesting schedules. The recipient generally will not be taxed until the restrictions on such shares expire or are removed, at which time he or she will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, the optionee may elect within thirty days of the date of receipt of the restricted shares to recognize ordinary income as of the date of receipt, and the Company will be entitled to a deduction, on the date of the optionee's receipt of the restricted shares, equal to the excess of the fair market value of the shares on that date over the purchase price.

    MISCELLANEOUS AWARDS. Awards may be granted under the 1997 Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon their specific terms.

    WITHHOLDING. Generally, the Company will make arrangements for withholding applicable taxes with respect to ordinary income recognized by an employee in connection with awards made under the 1997 Plan. Special rules will apply in cases where the recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. Such delivery of shares will in certain circumstances result in the recognition of income with respect to such shares.

BOARD RECOMMENDATION AND REQUIRED VOTE

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE APPROVAL OF THE DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. 1997 STOCK INCENTIVE PLAN.

    The Board has unanimously approved the adoption of the 1997 Plan. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is required for the approval of the adoption of the 1997 Plan. With respect to the vote on the 1997 Plan, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes will not be counted as votes cast for or against approval of the 1997 Plan.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth as of February 14, 1997 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address for each of the principal stockholders is c/o Dental/Medical Diagnostic Systems, Inc., 200 N. Westlake Boulevard, Suite 202, Westlake Village, California 91362.

                                                                                                      PERCENTAGE
                                                                             NUMBER OF SHARES   ----------------------
                                                                               BENEFICIALLY       BEFORE      AFTER
NAME                                                                             OWNED(1)        OFFERING    OFFERING
---------------------------------------------------------------------------  -----------------  ----------  ----------
Robert H. Gurevitch(2).....................................................         875,500          29.3%       19.5%

Marvin H. Kleinberg(2).....................................................           5,120         --          --

Dewey Perrigo(3)...........................................................         119,464           4.0%        2.7%

Richard M. Bliss...........................................................         223,910           7.5%        5.0%

Paul D. Koether ...........................................................         244,958           8.2%        5.5%
 211 Pennbrook Rd.
 Fox Hill, NJ 07931

G. Tyler Runnels(4) .......................................................         200,699           6.7%        4.5%
 T.R. Winston & Co., Inc.
 1999 Avenue of the Stars, Suite 1950
 Los Angeles, California 90067

All Officers and Directors as a Group (5 Persons)(5).......................       1,017,150          34.1%       22.7%

------------------------

 * Less than one percent.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Includes 5,120 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of February 14, 1997.

(3) Includes 34,133 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of February 14, 1997.

(4) Includes 40,959 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of February 14, 1997.

(5) Includes 61,439 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of February 14, 1997.

                           PROPOSALS OF STOCKHOLDERS

    A proper proposal submitted by a stockholders for presentation at the Company's 1998 Annual Meeting and received at the Company's executive offices no
later than November   , 1997, will be included in the Company's Proxy Statement
and form of Proxy relating to the 1998 Annual Meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Coopers & Lybrand LLP, independent accountants, were selected by the Board to serve as independent auditors of the Company for this fiscal year ended December 31, 1996 and for the fiscal year ended December 31, 1997. Representatives of Coopers & Lybrand LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

                                 OTHER MATTERS

    The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                    EXPENSES

    The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail, telephone, telegraph, and personal contact by officers and other employees of the Company, who will not receive additional compensation for such services. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                                          ON BEHALF OF THE BOARD OF DIRECTORS
                                        ________________________________________
                                          Robert H. Gurevitch
                                          Chief Executive Officer

Dated: March   , 1997

                                                                       ANNEX "A"

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                             A DELAWARE CORPORATION

    Robert H. Gurevitch and Ronald E. Wittman each certify that:

    1. Robert H. Gurevitch is the duly elected and acting Chairman of the Board, Chief Executive Officer, President, and Secretary, and Ronald E. Wittman is the duly elected and acting Chief Financial Officer, of the corporation named above.

    2. The Certificate of Incorporation of the corporation, filed with the Secretary of State of the State of Delaware, on February 23, 1983, and as previously amended on July 22, 1987, and further amended and restated on January 13, 1997, shall be further amended and restated to read in full as follows:

    FIRST: The name of this corporation is DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. (the "Corporation").

    SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 to the Delaware Code (the "GCL").

    FOURTH: (a) The total number of shares which the Corporation shall have authority to issue is 20,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

        (b) The holders of the issued and outstanding shares of Common Stock shall be entitled to one vote per share of Common Stock held by them on all matters voted upon by stockholders of the Corporation, including, but not limited to, the election of directors.

        (c) The Preferred Stock may be divided into such number of series as the Board of Directors of this Corporation may determine. The Board of Directors of this Corporation is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon the Preferred Stock or any series thereof with respect to any wholly unissued class or series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors of this Corporation, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors of this Corporation originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of that series.

    FIFTH: Effective March 24, 1997, every 1.33333333 issued and outstanding shares of Common Stock are reconstituted and converted into one (1) share of Common Stock and every issued and outstanding option or other right to purchase
1.33333333 shares of Common Stock is reconstituted and converted into an option or other right to purchase one (1) share of Common Stock.

    SIXTH: Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

    SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

    EIGHTH: (a) The Corporation shall indemnify to the fullest extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Section (a) of Article EIGHTH shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

        (b) No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
    (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Section (b) of Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

        (c) In furtherance and not in limitation of the powers conferred by statute:

           (i) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of law; and

           (ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

    NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its Stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or Stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the Stockholders or class of Stockholders, of this Corporation, as the case may be, and also in this Corporation.

    3. The foregoing Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Corporation in accordance with
Section 245 of the GCL.

    4. The foregoing Amended and Restated Certificate of Incorporation has been duly approved, pursuant to resolutions of the Board of Directors of the Corporation, and by a majority vote of the holders of the shares of Common Stock outstanding.

    IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated
Certificate of Incorporation this   day of March 1997.

                                          By: __________________________________
                                            Robert H. Gurevitch

                                          President and Secretary

                                          By: __________________________________
                                            Ronald E. Wittman

                                          Chief Financial Officer

                                                                       ANNEX "B"

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                           1997 STOCK INCENTIVE PLAN

1.  PURPOSES.

    (a) The purpose of the 1997 Stock Incentive Plan (the "Plan") is to provide a means by which Employees or Directors of or Consultants to DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. (the "Company"), and its Affiliates, may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the granting of Stock Awards.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to Section 3(c), be either (1) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (2) Stock Bonuses or Rights to Purchase Restricted Stock granted pursuant to Section 7 hereof, or (3) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and a separate certificate or certificates will be issued for shares purchased upon exercise of each type of Option.

2.  DEFINITIONS.

    (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

    (b) "Board" means the Board of Directors of the Company.

    (c) "CCSL" means the California Corporate Securities Law of 1968, as amended.

    (d) "Code" means the Internal Revenue Code of 1986, as amended.

    (e) "Committee" means a Committee appointed by the Board in accordance with
Section 3(c) of the Plan.

    (f) "Common Stock" means the common stock, par value $.01 per share, of the Company.

    (g) "Company" means DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., a Delaware corporation.

    (h) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

    (i) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render bona fide consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (j) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                           1997 STOCK INCENTIVE PLAN

2.  DEFINITIONS. (CONTINUED)
shall be considered interrupted in the case of: (1) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; PROVIDED, HOWEVER, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (2) transfers between locations of the Company or between the Company, Affiliates or its successor; or (3) a change in the status of the relationship from Employee to Director or Consultant, from Director to Employee or Consultant, or from Consultant to Employee or Director.

    (k) "Director" means a member of the Board.

    (l) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

    (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (o) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

    (p) "Incentive Stock Option" means an Option intended by the Board at the time of grant to qualify as an incentive stock option within the meaning of
Section 422 of the Code and the regulations promulgated thereunder.

    (q) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 8(b)(iii) of the Plan.

    (r) "Non-Employee Director" means a director (1) who is not currently an officer of the Company or any of its Affiliates or otherwise currently employed by the Company or any of its Affiliates; (2) does not receive compensation, either directly or indirectly from the Company or any of its Affiliates for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; (3) does not possess an interest in any other transaction for which disclosure would be required

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                           1997 STOCK INCENTIVE PLAN

2.  DEFINITIONS. (CONTINUED)
pursuant to Item 404(a) of Regulation S-K; or (4) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

    (s) "Nonstatutory Stock Option" means an Option not intended by the Board at the time of grant to qualify as an Incentive Stock Option.

    (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (u) "Option" means a stock option granted pursuant to the Plan.

    (v) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

    (w) "Plan" means this 1997 Stock Incentive Plan.

    (x) "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (y) "Regulation S-K" means Regulation S-K of the Securities and Exchange Commission.

    (z) "Right to Purchase Restricted Stock" means an award of an entitlement to purchase shares of Common Stock under the Plan which are subject to certain voting limitations and restrictions at a price which is lower than the fair market value of the Common Stock on the date of grant.

    (aa) "Securities Act" means the Securities Act of 1933.

    (bb) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

    (cc) "Stock Award" means any right granted under the Plan, including any Option, any Stock Bonus, any Right to Purchase Restricted Stock and any Stock Appreciation Right.

    (dd) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    (ee) "Stock Bonus" means a grant of Common Stock under the Plan which does not involve the payment of a purchase price to the Company by the recipient thereof.

    (ff) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 8(b)(i) of the Plan.

3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a Right to Purchase Restricted

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                           1997 STOCK INCENTIVE PLAN

3.  ADMINISTRATION. (CONTINUED)
    Stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including, without limitation, the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

        (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement and, subject to Section 14 hereof, otherwise amend the Plan in a manner and to the extent it shall deem necessary.

        (iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

    (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two members (the "Committee"), and at least two of the members of the Committee shall be Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 13 relating to adjustments upon changes in the Common Stock, the number of shares of Common Stock that may be issued pursuant to Stock Awards under the Plan shall not exceed in the aggregate 350,000 shares. If any Stock Award or option granted under the terms of the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not purchased shall again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan and Shares withheld by the Company to satisfy a federal, state and/or local tax withholding obligation of a participant relating to the exercise of a Stock Award shall not be available for subsequent issuance under the Plan.

5.  ELIGIBILITY.

    (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

    (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date of its grant.

6.  OPTION PROVISIONS.

    Each Option shall be approved by the Board and be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) TERM. No Option shall be exercisable after the expiration of ten years from the date it was granted.

    (b) PRICE. The exercise price of each Incentive Stock option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the exercise price of an Option for which an exemption from the qualification requirements of the CCSL is unavailable, and which is granted to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

    (c) CONSIDERATION. The exercise price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the Option is exercised, or (2) at the discretion of the Board, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other shares of Common Stock, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other shares of Common Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be payable at the minimum rate of interest necessary to avoid the imputation of interest, under the applicable provisions of the Code and Treasury Regulations.

    (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person, or in the case of such person's disability by such person's legal representative or guardian. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO.

    (e) VESTING. The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary; however, in the case of an Option for which an exemption from the qualification requirements of the CCSL is unavailable, the vesting provisions must provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option from the date the Option was granted; PROVIDED, HOWEVER, that Options granted to Officers,

Directors or Consultants of the Company may vest at a rate of less than twenty percent (20%) per year. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred pursuant to Section 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

    (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR
CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability) (a "Termination"), the Optionee may exercise his or her Option (to the extent that the Optionee is entitled to exercise it at the date of Termination), but only within such period of time as is determined by the Board, which period shall not be longer than ninety days from the date of Termination for an Incentive Stock Option nor less than thirty days from the date of Termination for an Option for which an exemption from the qualification requirements of the CCSL is unavailable; PROVIDED, HOWEVER, that if an Optionee is terminated for cause, as defined by the Board, the Option may provide for an exercise period shorter than thirty days, or may provide for expiration concurrent with such Termination. In no event shall an Option be exercised later than the expiration of the term of such Option as set forth in the Option. If, at the date of Termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after Termination, the Optionee does not exercise his or her Option within the time specified in the Option, the Option shall terminate, and the shares covered by such Option, to the extent unexercised, shall revert to the Plan.

    (h) DISABILITY OF OPTIONEE. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within six months from the date of such Termination (or such longer period, not exceeding twelve months for Incentive Stock Options, as specified in the Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such Termination (but in no event later than the expiration of the term of such Option as set forth in the Option). If, at the date of Termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after Termination, the Optionee does not exercise his or her Option within the time specified therein, the Option shall terminate, and the shares covered by such Option, to the extent unexercised, shall revert to the Plan.

    (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within six months following the date of death (or such longer period not exceeding twelve months, for Incentive Stock Options, as specified in the Option), but in no event later than the expiration of the term of such Option as set forth in the Option, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option, to the extent unexercised, shall revert to the Plan.

    (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a right to repurchase in favor of the Company upon Termination of the Optionee, at a repurchase price equal to the exercise price of the Option, payable in cash or cancellation of purchase money indebtedness for the shares; PROVIDED, HOWEVER, that for any Option for which an exemption from the qualification requirements of the CCSL is unavailable, the Company's right to repurchase at the exercise price of the Option shall lapse at a minimum rate of twenty percent (20%) per year over five years from the date the Option was granted and such right shall terminate to the extent not exercised within ninety days following Termination of the Optionee.

    (k) WITHHOLDING. To the extent provided by the terms of an Option, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of Common Stock.

    (l) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option. Any such Re-Load Option (1) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (2) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and
(3) in the case of a Re-Load Option which is an Incentive Stock Option or an Option for which an exemption from the qualification requirements of the CCSL is unavailable, and which is granted to a 10% shareholder (as described in Section 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option and, with respect to Incentive Stock Options, shall have a term which is no longer than five years.

    Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in Section 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under Section 4(a) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

    Each stock bonus or restricted stock purchase agreement shall be approved by the Board and be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions, as appropriate:

    (a) PURCHASE PRICE. The purchase price under each stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement. Additionally, the Board may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit. Notwithstanding the foregoing, the purchase price of shares of Common Stock for which an exemption from the qualification requirements of the CCSL is unavailable shall be not less than one-hundred percent (100%) of the Fair Market Value of the Common Stock at the date of the grant or the sale; provided, if such shares of Common Stock are granted or sold to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, the purchase price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant or sale.

    (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom such rights are granted may, be delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the stock bonus or restricted stock purchase agreement.

    (c) CONSIDERATION. The purchase price of Common Stock acquired pursuant to a stock purchase agreement shall be paid either: (1) in cash at the time of purchase; (2) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (3) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    (d) VESTING. Shares of Common Stock sold or awarded under the Plan may, but need not, be subject a right to repurchase in favor of the Company upon Termination of the person to whom such shares have been sold or awarded at a repurchase price equal to the original purchase price (or such higher price as the Board may determine to be appropriate) payable in cash or cancellation of purchase money indebtedness. The Board shall provided that such rights to repurchase lapse with respect to such purchased shares (or that such purchased shares vest) pursuant to a schedule determined by the Board; PROVIDED, HOWEVER, that for any stock bonus or restricted stock purchase right for which an exemption from the qualification requirements of the CCSL is unavailable, the Company's right to repurchase at the original purchase price shall lapse (or the purchased shares shall vest) at a minimum rate of twenty percent (20%) per year over five years from the date the stock bonus or restricted stock purchase right was granted and such right shall terminate to the extent not exercised within ninety days following Termination of the purchaser.

8.  STOCK APPRECIATION RIGHTS.

    (a) The Board shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of, or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Common Stock.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan, Tandem Rights, Concurrent Rights and Independent Rights, and the terms and conditions applicable to each shall be as follows:

        (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of such Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution payable in cash in an amount equal to (A) the aggregate Fair Market Value (on the date of Option surrender) of the number of vested shares of Common Stock under the Option (or portion thereof) being surrendered on such date, less (B) the aggregate exercise price of such vested shares of Common Stock. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains.

        (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Common Stock subject to such Option and will be automatically exercised at the same time such Option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution, payable in cash, to which the holder of such Concurrent Rights shall be entitled upon exercise of the related Option shall be an amount equal to (A) the aggregate Fair Market Value (on the date of Option exercise) of the number of vested shares of Common Stock under the Option (or portion thereof) being exercised on such date and with respect to which such Concurrent Rights apply, less (B) the aggregate exercise price paid for such vested shares of Common Stock. Concurrent Rights may be tied to any or all of the shares of Common Stock under any Incentive Stock Option or Nonstatutory Stock Option. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

        (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights shall be granted independently of any Option and will entitle the holder upon exercise thereof to an appreciation distribution payable in cash in an amount equal to (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Common Stock equal to the number of vested share equivalents with respect to which the holder is exercising the Independent Right on such date, less (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Common Stock. Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section
    6. They shall be denominated in share equivalents.

        (iv) TERMS APPLICABLE TO STOCK APPRECIATION RIGHTS GENERALLY.

           (A) To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

           (B) If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act, the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor role or regulation).

           (C) No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Stock Appreciation Rights.

9.  CANCELLATION AND REGRANT OF OPTIONS.

    The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (a) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (b) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than one-hundred percent (100%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% shareholder as described in Section 5(c), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the forgoing, the Board may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which Section 424(a) of the Code applies.

10.  COVENANTS OF THE COMPANY.

    (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards up to the number of shares of Common Stock authorized under the Plan.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to effect any Stock Award, and to issue and sell shares of Common Stock under the Stock Awards; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Optionee nor any person to whom an Option is transferred under Section 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (e) The Company shall deliver to the holders of Stock Awards, not later than one hundred twenty days after the close of each of the Company's fiscal years, a balance sheet and an income statement. This Section shall not apply when the issuance of Stock Awards is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

13.  ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK.

    (a) Subject to the provisions of Section 13(b), if any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to
Section 4(a) and the maximum number of shares subject to Options and Stock Appreciation Rights pursuant to Section 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction of not involving the receipt of consideration by the Company".)

    (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law, such Stock Awards shall (i) terminate upon such event and may be exercised prior thereto to the extent such Stock Awards are then exercisable or (ii) continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan and/or shall substitute similar Stock Awards for those outstanding under the Plan.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will:

            (i) Increase the number of shares of Common Stock reserved for Stock Awards under the Plan;

            (ii) Modify the requirements as to eligibility for participation in the Plan to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code; or

           (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of
       Section 422 of the Code or to comply with the requirements of Rule 16b-3. Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (1) the Company requests the consent of the person to whom the Stock Award was granted and (2) such person consents thereto in writing.

    (b) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; PROVIDED, HOWEVER, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (1) the Company requests the consent of the person to whom the Stock Award was granted and (2) such person consents thereto in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 1, 2007. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercisable unless and until the Plan has been approved by the shareholders of the Company (and such approval by the shareholders must be obtained within twelve months of the Plan being adopted by the Board), and, for Stock Awards for which an exemption from the qualification requirements of the CCSL is unavailable, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

/X/  Please mark your
     votes as in this
     example.


                                        WITHHOLD AUTHORITY TO
                                        VOTE FOR THE NOMINEES
                       WITH                 LISTED BELOW
1.Election of          / /                       / /
   Directors

Robert H. Gurevitch, Marvin H. Kleinberge, Jack D. Preston

(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH, OR OTHERWISE STRIKE OUT THE NAME BELOW.)






2.APPROVAL OF A ONE-FOR-1.33333333 REVERSE STOCK SPLIT, as provided in the
   DMD Proxy Statement:

                      FOR         AGAINST         ABSTAIN
                      / /           / /             / /

3.APPROVAL OF THE DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. 1997 STOCK
   INCENTIVE PLAN, as provided in the DMD Proxy Statement:

                      FOR         AGAINST         ABSTAIN
                      / /           / /             / /


IMPORTANT: Please sign name exactly as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorizing officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE(S)_________________________________________ DATE__________________

Note: Please sign, date and return promptly in the enclosed envelope which requires no postage if mailed in the United States.

PROXY       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF        PROXY
                   DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

     The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said proxy may lawfully do by virtue hereof. With respect to such other business that may properly come before the meeting and any adjournments thereof, said proxy is authorized to vote in accordance with its best judgement.

     This Proxy will be voted in accordance with the instructions as set forth above. THIS PROXY WILL BE CREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE, FOR THE APPROVAL OF A ONE-FOR-1.33333333 REVERSE STOCK SPLIT, FOR THE APPROVAL OF THE DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. 1997 STOCK INCENTIVE PLAN AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.






               (Continued and to be signed on other side)
                    (Please do not fold this card)